Exhibit 99.1

News Release

Magma Reports Revenue of $28.8 million for First Quarter

SAN JOSE, Calif., Aug. 27, 2009 –– Magma® Design Automation Inc. (Nasdaq: LAVA), a provider of chip design software, today reported revenue of $28.8 million for its fiscal 2010 first quarter ended Aug. 2, 2009.

“In Q1 we exceeded our key financial guidance ranges and continued strong positive cash flow,” said Rajeev Madhavan, chairman and CEO of Magma. “Our expectation is for continued financial leverage throughout the remainder of the year.”

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(4.3) million, or $(0.09) per share (basic and diluted), for the first quarter, compared to a net loss of $(15.3) million, or $(0.35) per share (basic and diluted), for the year-ago first quarter.

Non-GAAP Results

Magma’s non-GAAP net income was $1.7 million for the first quarter, or $0.03 per share (basic and diluted), which compares to non-GAAP net income of $0.7 million, or $0.02 per share (diluted), for the year-ago first quarter.

Non-GAAP net income for the first quarter of fiscal 2010 excludes the effects of amortization of developed technology, amortization of intangible assets, stock-based compensation, amortization of debt issuance costs and debt discount accretion, charges associated with losses on equity investments and other investments, restructuring charges, acquisition-related expenses and the related provision for income taxes. Non-GAAP net income for the first quarter of fiscal 2009 excludes the effects of amortization of developed technology, amortization of intangible assets, amortization of deferred stock-based compensation, amortization of debt issuance costs and debt discount accretion, charges associated with losses on equity investments, restructuring charges, acquisition-related expenses and the tax effects of these adjustments. A reconciliation of our non-GAAP results to GAAP results is included in this press release.

In the first quarter Magma generated cash flow from operations of approximately $5.7 million.

Business Outlook

For Magma’s fiscal 2010 second quarter, ending Nov. 1, 2009, the company expects total revenue in the range of $28.5 million to $29.0 million. GAAP net loss per share is expected to be in the range of $(0.18) to $(0.17) and non-GAAP earnings per share (EPS) are expected to be in the range of $0.01 to $0.02. A Financial Data Supplement containing additional second quarter and full fiscal year 2010 guidance, as well as detailed financial information intended to provide guidance and further insight into our business, is available online in the Investor Relations section of the Magma website. All guidance issued by the company before Aug. 27, 2009 is no longer in effect.

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effect of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, stock-based compensation, in-process research and development expenses, amortization of debt issuance costs, debt discount accretion, charges associated with losses on equity and other investments, acquisition-related expenses, and the related provision for income taxes, and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items from the period expenses. The income statement line items affected are as follows: (1) cost of revenue, licenses; (2) cost of revenue, bundled licenses and services; (3) cost of revenue, services; (4) operating expenses, research and development; (5) operating expenses, in-process research and development; (6) operating expenses, sales and marketing; (7) operating expenses, general and administrative; (8) operating expenses, amortization of intangible assets; (9) operating expenses, restructuring charge; (10) other income (expense), net; (11) Provision for income taxes and (12) net income (loss) per share.

For each such non-GAAP financial measure, the adjustment provides management with information about Magma’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, to make more consistent and meaningful evaluations of Magma’s operating expenses. Similarly, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets, including both internal targets and publicly announced targets. Making this non-GAAP financial information available also helps investors compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges, such as stock-based compensation relating to stock grants and acquisition related charges, should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

Conference Call

Magma will discuss the financial results for the recently completed quarter and year, along with forward-looking guidance, during a live earnings call today at 2 p.m. PDT, available live by both webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/medialist.cfm. To listen live via telephone, call either of the numbers below:

U.S. & Canada:	(877) 419-6597
Elsewhere:	(719) 325-4846

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/medialist.cfm through Sept. 3, 2009. Those without Internet access may listen to a replay of the call by telephone until 11:59 p.m. PDT on Sept. 3, 2009 by calling:

U.S. & Canada:	(888) 203-1112, code #7649971
Elsewhere:	(719) 457-0820, code #7649971

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section and in quotations from Magma’s management. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: doubt over our ability to continue as a going concern; the substantial amount of Magma’s indebtedness, which could adversely affect our financial position; customer payment defaults, which may cause us to be unable to recognize revenue from backlog, and changes in the type of orders comprising backlog, which could affect the proportion of revenue recognized from backlog each quarter, both of which could have a material adverse effect on our financial condition and results of operations. We rely on a small number of customers for a significant portion of our revenue, and our revenue could decline if customers delay orders or fail to renew licenses or if we are unable to maintain or develop relationships with current or potential customers; we compete against companies that hold a large share of the EDA market and competition is increasing among EDA vendors as customers tightly control their EDA spending and use fewer vendors to meet their needs. If we cannot compete successfully, we will not gain market share and our revenue could decline. Other factors may include weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; a potential failure of customers to adopt, or to adopt at a sufficiently fast rate, 65-nanometer and smaller design geometries on a large scale; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov), including its Form 10-K for the fiscal year ended May 3, 2009. Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma’s electronic design automation (EDA) software is used to create complex, high-performance integrated circuits (ICs) for cellular telephones, electronic games, WiFi, MP3 players, DVD/digital video, networking, automotive electronics and other electronic applications. Magma products for IC implementation, analog/mixed-signal design, analysis, physical verification, circuit simulation and characterization are recognized as embodying the best in semiconductor technology, providing the world’s top chip companies the “Fastest Path to Silicon.”™ Magma maintains headquarters in San Jose, Calif., and offices throughout North America, Europe, Japan, Asia and India. Magma’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “Fastest Path to Silicon” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	August 2, 2009	May 3, 2009
ASSETS
Current assets:
Cash and cash equivalents	$36,812	$32,888
Restricted cash	7,876	9,215
Short-term investments	18,010	—
Accounts receivable, net	11,320	26,635
Prepaid expenses and other current assets	5,764	5,443

Total current assets	79,782	74,181
Property and equipment, net	8,868	10,443
Intangibles, net	10,772	12,170
Goodwill	6,672	6,666
Long-term investments	—	17,908
Other assets	6,190	5,665

Total assets	$112,284	$127,033

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,595	$1,212
Accrued expenses	9,462	15,353
Secured credit line	12,403	12,451
Revolving note	11,246	12,181
Current portion of other long-term liabilities	2,468	2,679
Deferred revenue	28,648	35,779
Convertible notes, net of debt discount	48,141	—

Total current liabilities	113,963	79,655
Convertible notes, net of debt discount	—	47,600
Long-term tax liabilities	9,750	9,729
Other long-term liabilities	2,419	3,160

Total liabilities	126,132	140,144

Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	408,724	405,341
Accumulated deficit	(384,802)	380,489
Treasury stock at cost	(32,615)	(32,615)
Accumulated other comprehensive loss	(5,160)	(5,353)

Total stockholders’ equity (deficit)	(13,848)	(13,111)

Total liabilities and stockholders’ equity	$112,284	$127,033

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended
	August 2, 2009	August 3, 2008
Revenue:
Licenses	$13,779	$26,096
Bundled licenses and services	7,577	9,930
Services	7,485	9,716

Total revenue	28,841	45,742

Cost of revenue:
Licenses	701	4,809
Bundled licenses and services	976	2,519
Services	3,160	5,002

Total cost of revenue	4,837	12,330

Gross profit	24,004	33,412

Operating expenses:
Research and development	11,197	20,133
Sales and marketing	9,770	16,803
General and administrative	4,383	6,952
Amortization of intangible assets	305	1,444
Restructuring charge	703	2,020

Total operating expenses	26,358	47,352

Operating loss	(2,354)	(13,940)

Other income (expense):
Interest income	45	186
Interest expense	(1,157)	(984)
Other income (expense), net	(450)	(96)

Total other income, (expense) net	(1,562)	(894)

Net loss before income taxes	(3,916)	(14,834)
Provision for (benefit from) income taxes	396	440

Net loss	$(4,312)	$(15,274)

Net loss per share – basic and diluted	$(0.09)	$(0.35)

Shares used in calculation: Basic and diluted	47,863	43,385

Reconciliation of First Quarter GAAP and Non-GAAP Financial Results

Statement of Operations Reconciliation	Three Months Ended
(in thousands)	August 2, 2009	August 3, 2008
GAAP net loss	$(4,312)	$(15,274)
Cost of license revenue
Amortization of developed technology	775	4,652

Cost of bundled license and services revenue
Amortization of developed technology	336	1,300
Stock-based compensation	53	95

	389	1,395

Cost of service revenue
Stock-based compensation	247	318
Research and development
Stock-based compensation	1,133	2,070
Acquisition related expenses	19	395

	1,152	2,465

Sales and marketing
Stock-based compensation	935	1,639
General and administrative
Stock-based compensation	813	1,253

Amortization of intangible assets	305	1,444
Restructuring charges	703	2,020
Other income (expense)
Interest expense, amortization of debt issuance cost, and debt discount accretion	647	629
Loss (gain) on equity and other investments	(5)	(13)

	642	616
Provision for income taxes	20	196

Non-GAAP net income	$1,669	$724

Reconciliation of First Quarter GAAP and Non-GAAP Financial Results

Earnings/(Loss) Per Share Reconciliation	Three Months Ended
	August 2, 2009	August 3, 2008
GAAP net loss	$(0.09)	$(0.35)
Cost of license revenue
Amortization of developed technology	0.01	0.11

Cost of bundled license and services revenue
Amortization of developed technology	0.01	0.03
Stock-based compensation	—	—

	0.01	0.03

Cost of service revenue
Stock-based compensation	0.01	0.01

Research and development
Stock-based compensation	0.02	0.05
Acquisition related expenses	—	0.01

	0.02	0.06

Sales and marketing
Stock-based compensation	0.02	0.04

General and administrative
Stock-based compensation	0.02	0.03

Amortization of intangible assets	0.01	0.03
Restructuring charges	0.01	0.05
Other income (expense)
Interest expense, amortization of debt issuance cost, and debt discount accretion	0.01	0.01
Loss on equity investments	—	—

	0.01	0.01

Provision for income taxes	—	—

Non-GAAP net income per share	$0.03	$0.02

Non-GAAP net income (diluted)	$0.03	$0.02

Basic shares used in calculation	47,863	43,385

Diluted shares used in calculation*	48,421	43,964

* Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes, if dilutive, and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

MAGMA DESIGN AUTOMATION, INC.

AS OF AUGUST 27, 2009

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET INCOME PER SHARE AND NET INCOME

(unaudited)

	Quarter Ending November 1, 2009	Year Ending May 2, 2010
GAAP diluted net loss per share	$(0.18) to $(0.17)	$(0.59) to $(0.56)
Amortization of developed technology and intangibles	$0.05	$0.19
Amortization of deferred stock-based compensation	$0.10	$0.37
Debt related costs	$0.01	$0.06
Equity and other investment related charges	$0.01	$0.02
Other	$0.02	$0.03
Non-GAAP diluted net income per share	$0.01 to $0.02	$0.08 to $0.11

(in millions)	Quarter Ending November 1, 2009	Year Ending May 2, 2010
GAAP net loss	$(8.6) to $(8.3)	$(30.5) to $(28.9)
Amortization of developed technology and intangibles	$2.5	$9.9
Amortization of deferred stock-based compensation	$5.0	$19.0
Debt related costs	$0.5	$3.0
Equity and other investment related charges	$0.3	$1.0
Other	$1.0	$1.7
Non-GAAP net income	$0.7 to $1.0	$4.1 to $5.7

Contacts:

Magma Design Automation Inc.
Media:	Investors:
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
mmarmie@magma-da.com	milan.lazich@magma-da.com